SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CENTERSTATE BANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 26, 2018.

CENTERSTATE BANK CORPORATION

CENTERSTATE BANK CORPORATION 1101 FIRST STREET SOUTH WINTER HAVEN, FL 33880

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	February 28, 2018

Date: April 26, 2018	Time: 10:00 AM EDT

Location:	Winter Haven Chamber of Commerce
2nd Floor Auditorium
401 Avenue B NW
Winter Haven, Florida 33881

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

ANNUAL REPORT            NOTICE AND PROXY STATEMENT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 12, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to attend the Annual Meeting and how to vote in person, call the Company’s corporate office at 863-293-4710.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the

election of the following nominees:

1.	Election of Directors

Nominees

01)	James H. Bingham	09)	G. Tierso Nunez II
02)	Michael J. Brown, Sr.	10)	Thomas E. Oakley
03)	C. Dennis Carlton	11)	Ernest S. Pinner
04)	Michael F. Ciferri	12)	William K. Pou, Jr.
05)	John C. Corbett	13)	Daniel R. Richey
06)	Jody J. Dreyer	14)	David G. Salyers
07)	Griffin A. Greene	15)	Joshua A. Snively
08)	Charles W. McPherson	16)	Mark W. Thompson

The Board of Directors recommends you vote FOR proposal 2.

2.	Approval of the advisory resolution to approve the compensation of our named executive officers.

The Board of Directors recommends you vote FOR proposal 3.

3.	Approval of the CenterState 2018 Equity Incentive Plan.

The Board of Directors recommends you vote FOR proposal 4.

4.	Approval of the Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

The Board of Directors recommends you vote FOR proposal 5.

5.	Approval of the proposal to ratify the appointment of the independent registered public accounting firm.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.